ELEVATION ETF TRUST

SUMMIT WATER INFRASTRUCTURE MULTIFACTOR ETF

SUPPLEMENT DATED SEPTEMBER 1, 2017
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017, AS SUPPLEMENTED (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. This information will be effective on September 5, 2017.

The following information replaces in its entirety the last sentence in the second paragraph under the section “Creation and Redemption of Creation Unit Aggregations – Placement of Creation Orders Outside Clearing Process”:

The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

The following information replaces in its entirety the sixth sentence in the fourth paragraph under the section “Creation and Redemption of Creation Unit Aggregations – Placement of Creation Orders Outside Clearing Process”:

To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked‑to‑market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.

The following information replaces in its entirety the last sentence in the fourth paragraph under the section “Creation and Redemption of Creation Unit Aggregations – Placement of Creation Orders Outside Clearing Process”:

The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

The following information replaces in its entirety the last sentence in the paragraph under the section “Creation and Redemption of Creation Unit Aggregations – Placement of Redemption Orders Using Clearing Process”:

The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

The following information replaces in their entirety the fourth and fifth sentences in the paragraph under the section “Creation and Redemption of Creation Unit Aggregations – Placement of Redemption Orders Outside Clearing Process”:

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. With respect to the Fund’s investments in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form.

The following information replaces in their entirety the first three sentences in the first paragraph under the section “Creation and Redemption of Creation Unit Aggregations – Regular Holidays”:

The Fund invests in non-U.S. securities and generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two or T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE